Supplement to the
Fidelity® Global Strategies Fund
Class A, Class T, Class C and Class I
July 30, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C or Class I is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class T, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The following information replaces similar information found in the "Fund Services" section under the heading "Fund Distribution".

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of (as applicable):

The following information replaces similar information found in the "Fund Services" section under the heading "Fund Distribution".

You may pay a sales charge when you buy or sell your Class A, Class T, and Class C shares.

ADYS-16-02 1.883716.115	August 1, 2016